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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 2000




                             HAWAIIAN AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


           HAWAII                       1-8836                  99-0042880
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
      of incorporation)                                   identification number)



      3375 KOAPAKA STREET, SUITE G350
        HONOLULU, HAWAII 96819-1869                      96819-1869
 (Address of principal executive offices)                (Zip code)



       Registrant's telephone number, including area code: (808) 835-3700


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ITEM 5.  OTHER EVENTS.

Effective July 14, 2000, John L. Garibaldi resigned as Executive Vice President -Chief Financial Officer of the Company and will pursue other professional opportunities. The Company has initiated an executive search to identify his successor and has appointed William F. Loftus to serve as interim Chief Financial Officer until a permanent successor is announced.

Since September of 1999, Mr. Loftus has been managing partner for LoftusGroup LLC; he was with Claymore Partners Ltd. from 1996 to 1999 and with Turner & Partners from 1994 to 1996, all of which are executive and financial consulting firms. Mr. Loftus served as Senior Vice President and Chief Financial Officer for US Airways from 1989 to 1990 and prior to that was the Vice President and Treasurer of Allied Chemical/Allied Signal Inc. Mr. Loftus has served as interim chief executive officer and as interim chief financial officer, and has been a consultant, to various companies. Mr. Loftus is 62 years old.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HAWAIIAN AIRLINES, INC.


Dated:   July 24, 2000                By:  /s/  PAUL J. CASEY
                                         ---------------------------------------
                                           Paul J. Casey
                                           President and Chief Executive Officer